FORM 8 - K

                         SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC  20549


                                   CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                                       of the
                           Securities Exchange Act of 1934


                  Date of Report (date of earliest event reported):

                                  February 19, 1998

                             CIRCUIT RESEARCH LABS, INC.

               (Exact Name of Registrant as specified in its Charter)

                                       Arizona

                   (State or other jurisdiction of incorporation)

                              0-11353               86-0344671

                              Commission            IRS
                               File                 Employer
                               Number               Identification No.

                               2522 West Geneva Drive
                                Tempe, Arizona  85282

                      (Address of principal executive offices)

                                   (602) 438-0888

                           (Registrant's telephone number)







            ITEM 2 _ ACQUISITION OR DISPOSITION OF ASSETS


                 On February 6, 1998 the Company received $1,033,000 as
            proceeds of an insurance policy payable on the death of the Company's President, Ronald R. Jones.

            It is anticipated that, pursuant to an agreement between the Company and Ronald R. Jones, the Company will repurchase all of Ronald R. Jones' 187,500 shares from the estate of Ronald
            R. Jones for the price of approximately $181,640. The repurchase will take place on or before May 5, 1998.


                                            CIRCUIT RESEARCH LABS, INC.



            Date:  February 19, 1998

                                               Gary D. Clarkson
                                               President/Chairman of the
                                               Board